UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 20, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2017, Digital Power Corp. (the “Company”) received a letter (the “Letter”) from NYSE Regulation indicating that the NYSE American (the “Exchange”) had concluded that the Company failed to comply with Section 401(a) of the Exchange’s Company Guide, which section requires that a listed company “make immediate public disclosure of all material information concerning its affairs . . .” The Letter provides that such letter constitutes a warning letter issued to the Company pursuant to Section 1009(a)(i) of the Exchange’s Company Guide.

On October 12, 2017, the Company filed a Current Report on Form 8-K that disclosed that certain personnel changes to its board of directors and executive officers effective October 6, 2017. On November 6, 2017, the Company filed an amendment to the above referenced Current Report on Form 8-K that disclosed that the personnel changes had not in fact occurred.

After discussion with the NYSE Regulation, on November 8, 2017, the Company filed a subsequent Current Report on Form 8-K that further clarified that it had determined to rescind the personnel changes as of October 23, 2017. In that Current Report on Form 8-K, the Company provided additional disclosure explaining why the personnel changes were not undertaken.

The Company notes that this is the first time the Company has failed to satisfy the notice requirement of Section 401(a) of the Company Guide. The Company views this failure to immediately disclose material information concerning its affairs as unintentional. Notwithstanding the foregoing, the Company will be reviewing with its outside counsel and audit committee its internal procedures and examine how they can be improved upon so that the Company will in the future be more timely and correct in its disclosure.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated November 21, 2017, announcing the receipt of a letter from NYSE Regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL POWER CORPORATION

Date: November 21, 2017	By:	/s/ Amos Kohn
Amos Kohn, President and
Chief Executive Officer